Filed Pursuant to Rule 497(a)(1)
File Nos. 333-185955 and 333-185954
Rule 482 AD

New Mountain Finance Corporation Commences Primary Offering of 3,000,000 Shares of Common Stock and Secondary Offering of 3,000,000 Shares of Common Stock on Behalf of Selling Stockholder

New York, NY – 10/10/2013 – New Mountain Finance Corporation (the “Company”) (NYSE: NMFC) announced today that it has commenced an underwritten primary offering of 3,000,000 shares of its common stock and a concurrent underwritten secondary offering of 3,000,000 shares of its common stock on behalf of a selling stockholder, New Mountain Finance AIV Holdings Corporation (“AIV Holdings”). In connection with the proposed offering, AIV Holdings intends to grant the underwriters for the offering an option to purchase up to an additional 900,000 shares of the Company’s common stock.

The Company will not receive any proceeds from the sale of shares of the Company’s common stock sold by AIV Holdings. The Company intends to use the net proceeds from the primary offering of 3,000,000 shares of its common stock to acquire common membership units from New Mountain Finance Holdings, L.L.C, which in turn, intends to use the net proceeds primarily for new investments in portfolio companies in accordance with its investment objective and strategies.  New Mountain Finance Holdings, L.L.C. may also use a portion of such net proceeds for other general corporate purposes, including to temporarily repay indebtedness (which will be subject to reborrowing), and other working capital needs.

The joint-lead book-running managers for the offering are Goldman, Sachs & Co., Wells Fargo Securities, LLC and Morgan Stanley & Co. LLC.  The co-lead managers for the offering are Robert W. Baird & Co. Incorporated and Keefe, Bruyette & Woods, Inc.  The co-managers are BB&T Capital Markets, a division of BB&T Securities, LLC, Janney Montgomery Scott LLC and Oppenheimer & Co. Inc.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement and accompanying prospectus, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from Goldman, Sachs & Co., Attn: Prospectus Department, 200 West Street, New York, NY 10282, or by calling (866) 471-2526, sending a request via facsimile at (212) 902-9316, or by email: prospectus-ny@ny.email.gs.com; Wells Fargo Securities, LLC, Attention: Equity Syndicate Department, 375 Park Avenue, New York, NY 10152-4077, or by calling (800) 326-5897, or by email: cmclientsupport@wellsfargo.com; or Morgan Stanley & Co. LLC, Attn: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014, (866) 718-1649, or by email: prospectus@morganstanley.com.

About New Mountain Finance Corporation

New Mountain Finance Corporation is a closed-end, non-diversified and externally managed investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. The Company used all of the proceeds from its initial public offering and concurrent private placement and the proceeds from its subsequent offerings to acquire common membership units from New Mountain Finance Holdings, L.L.C. The investment objective of New Mountain Finance Holdings, L.L.C. is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. In some cases, investments may include small equity interests. New Mountain Finance Holdings, L.L.C.’s investment activities are managed by its Investment Adviser, New Mountain Finance Advisers BDC, L.L.C., which is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statements made herein. All forward-looking statements speak only as of the time of this press release.

SOURCE: New Mountain Finance Corporation

New Mountain Finance Corporation
David Cordova, Chief Financial Officer
212-220-3546